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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 29, 2003



                           CABOT OIL & GAS CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       1-10447                04-3072771
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)



               1200 Enclave Parkway
                  Houston, Texas                                77077
     (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (281) 589-4600

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Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Press release issued by Cabot Oil & Gas Corporation dated April 29, 2003.

Item 9. Regulation FD Disclosure

     The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition) in accordance with Securities and Exchange Commission Release No. 33-8216.

     On April 29, 2003, we issued a press release with respect to our 2003 first quarter earnings. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. In each case, the most directly comparable GAAP financial measure and information reconciling the GAAP and non-GAAP measures is also included in the press release.

     The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

     From time to time management discloses discretionary cash flow and net income excluding selected items and earnings per share excluding selected items. These non-GAAP financial measures and reconciliations to the most comparable GAAP financial measure for the first quarter of 2003 are included in Exhibit
99.1 to this Current Report, furnished to the Securities and Exchange
Commission.

     Discretionary cash flow is defined as net income plus non-cash charges and exploration expense. Discretionary cash flow is widely accepted as a financial indicator of an oil and gas company's ability to generate cash which is used to internally fund exploration and development activities, pay dividends and service debt. Discretionary cash flow is presented based on management's belief that this non-GAAP measure is useful information to investors because it is widely used by professional research analysts in the valuation, comparison, rating and investment recommendations of companies within the oil and gas exploration and production industry. Many investors use the published research of these analysts in making their investment decisions. Discretionary cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating activities, as defined by GAAP, or as a measure of liquidity, or an alternative to net income.

     Net income excluding selected items and earnings per share excluding selected items is presented based on managements belief that these non-GAAP measures enable a user of the financial information to understand the impact of these items on reported results. Additionally, this presentation provides a beneficial comparison to similarly adjusted


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measurements of prior periods. Net income and earnings per share excluding selected items is not a measure of financial performance under GAAP and should not be considered as an alternative to net income and earnings per share, as defined by GAAP.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CABOT OIL & GAS CORPORATION

                            By: /s/ Henry C. Smyth
                               ------------------------------------------------
                                 Henry C. Smyth
                                 Vice President, Controller and Treasurer

Date: April 29, 2003

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                                  EXHIBIT INDEX

99.1 -- Press release issued by Cabot Oil & Gas Corporation dated April 29,
        2003.